UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 11, 2005
                                                      -----------------

                           FRANKLIN ELECTRIC CO., INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                INDIANA                    0-362            35-0827455
                -------                    -----            ----------
     (STATE OR OTHER JURISDICTION OF    (COMMISSION      (I.R.S. EMPLOYER
             INCORPORATION)             FILE NUMBER)    IDENTIFICATION NO.)

             400 EAST SPRING STREET
                BLUFFTON, INDIANA                            46714
                ------------------                           -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                (260) 824-2900
                                 -------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On February 11, 2005 the Board of Directors of Franklin Electric Co., Inc. (the "Company") authorized a 172,588 share increase to the amount currently available in the stock repurchase program. This authorization will allow the Company to repurchase up to 1,000,000 shares of the Company's common stock in open market or privately negotiated transactions at such times and such prices as determined by the Company.

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date February 16, 2005            By /s/ Gregg C. Sengstack
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                                    Gregg C. Sengstack, Senior Vice
                                    President, Chief Financial
                                    Officer and Secretary (Principal
                                    Financial and Accounting Officer)